UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street New York, NY 10028 (212) 535-6050
(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Asset Purchase Transaction with Crowdkeep, Inc.

Asset Purchase Agreement

On May 13, Veea Inc., a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Crowdkeep, Inc., a Delaware corporation (the “Seller”), pursuant to which, subject to the terms and conditions set forth in the APA, the Company acquired, upon the closing (the “Closing”, and the date of such Closing, the “Closing Date”) certain assets of Seller relating to Seller’s IoT technology platform business (collectively, the “Assets”), free and clear of any liens other than certain specified liabilities of Seller that are being assumed (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities together, the “Transaction”) in consideration for the issuance to the Seller of 4,065,689 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Purchase Price”).

The APA contains other customary representations, warranties and covenants of the parties.

The foregoing summary of the APA is not complete and is qualified in its entirety by reference to the full text of the APA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The representations, warranties and covenants set forth in the APA have been made only for purposes of the APA and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the APA may change after the date of the APA. Accordingly, the APA is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, the Assets or Liabilities, or the Company’s or its subsidiaries’ respective businesses as of the date of the APA or as of any other date.

Note Purchase Agreements and Convertible Promissory Notes

On April 17, 2025, and May 13, 2025, the Company and the majority stockholder of the Seller (“Investor”), entered into two Note Purchase Agreements (the “Note Purchase Agreements”). Pursuant to the Note Purchase Agreements, the Investor loaned to the Company an aggregate of $1,000,000 in two tranches (the “Loans”), of which $500,000 was provided on April 17, 2025 and $500,000 was provided on May 13, 2025. In connection with the entry into the Note Purchase Agreements the Company issued to the Investor unsecured convertible promissory notes (the “Convertible Notes”). The Convertible Notes have an aggregate principal amount of $1,000,000, and the interest under the Convertible Notes accrues at an annual rate of 8%. The maturity date of the Convertible Notes are April 17, 2026, and May 13, 2026, respectively.

Pursuant to the terms of the Convertible Notes, upon an event of default, the outstanding principal amount of the applicable Convertible Note, plus accrued but unpaid interest will become immediately due and payable in full. Events of default include failure to pay any principal or interest amounts under the Convertible Notes, failure to perform covenants in the Convertible Notes and certain bankruptcy and insolvency conditions of the Company. The Company may prepay all or any portion of the Convertible Notes at any time. The Convertible Notes are convertible, in whole or in part, into shares of Common Stock (the “Conversion Shares”) at the option of the Investor, at a price per share of $5.00 subject to certain equitable adjustments. The Convertible Notes will automatically convert on the date that the closing price of the Common Stock is at $7.50 or above for ten (10) consecutive trading days within any consecutive thirty (30) trading day period, equal to the lesser of (i) $7.50 per share and (ii) 20% multiplied by the VWAP (calculated as set forth in the Convertible Notes) for the prior consecutive thirty (30) trading day period, in each case subject to certain equitable adjustments. The Note Purchase Agreements and Convertible Notes include other customary terms and conditions.

The above description of the Note Purchase Agreements and Convertible Notes are qualified in their entirety by the text of the Form of Note Purchase Agreement and Form of Convertible Note, copies of which are attached as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

In connection with the APA and the Note Purchase Agreements, the Seller and the Investor entered into lock-up agreements pursuant to which the Seller and the Investor agreed not to effect any sale, distribution or transfer of any of the shares of Common Stock received in the Transaction or any Conversion Shares will be subject to transfer restrictions and restrictions against selling short or hedging the Company’s securities for a period of six (6) months following the applicable closing of the APA or the Note Purchase Agreement, respectively, subject to certain limited exceptions.

The form of lock-up agreement signed by the Seller is herein referred to as the “Lock-Up Agreement” and the form of lock-up agreement signed by the Investor is herein referred to as the “Noteholder Lock-Up Agreement.” The Lock-Up Agreement and the Noteholder Lock-Up Agreement have substantially similar terms, but the Lock-Up Agreement provides for distributions by the Seller to the Seller’s stockholders, pro rata based on their ownership of Seller, subject to certain conditions.

The foregoing description of the Lock-Up Agreement and Noteholder Lock-Up Agreement do not purport to be complete and are qualified in its entirety by the terms and conditions of the form of Lock-Up Agreement and form of Noteholder Lock-Up Agreement, copies of which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Seller in the APA, the issuance and sale of Common Stock pursuant to the APA to the Seller as the Purchase Price in the Transaction was made in a private placement transaction exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD

On May 13, 2025, the Company issued a press release announcing the signing of the APA. A copy of such release is furnished hereto as Exhibit 99.1.

Item 8.01 Other Events

On May 6, 2025, the Company formed Veea Newco Inc., a wholly owned subsidiary of the Company, in Delaware.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of May 13, 2025, by and between, Vee Inc., and Crowdkeep, Inc.
10.2	Form of Note Purchase Agreement.
10.3	Form of Convertible Promissory Note.
10.4	Form of Lock-Up Agreement
10.5	Form of Noteholder Lock-Up Agreement
99.1	Press release, dated May 13, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: May 19, 2025	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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